UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2025

Phoenix Motor Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41414	85-4319789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 Lakeview Loop Anaheim, CA	92807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 987-0815

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0004 per share	PEV	The Nasdaq Stock Market LLC*

*Trading of the registrant’s common stock on Nasdaq was suspended on April 15, 2025. The registrant’s common stock is currently quoted on the OTC Pink Market under the symbol “PEVM”.

☒	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 9, 2025, Phoenix Motor Inc. (the “Company”) received a determination letter from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Nasdaq Hearings Panel (the “Panel”) has determined to deny the Company’s request to continue its listing on Nasdaq. The Company’s common stock will remain delisted from Nasdaq. The Company’s common stock is currently quoted on the OTC Pink Market under the symbol “PEVM.”

As previously disclosed in the Current Reports on Form 8-K filed on April 10, 2025 and May 2, 2025, on April 8, 2025 and April 30, 2025, the Company received notices from the Nasdaq Listing Qualifications Department (the “Staff”) stating that the Staff had determined to delist the Company’s securities due to the Company’s non-compliance with Nasdaq Listing Rules 5250(c)(1), 5550(a)(2) and Rule 5620(a), the periodic filing, bid price and shareholder meeting rules, respectively. Trading of the Company’s common stock on Nasdaq was suspended on April 15, 2025.

The Company subsequently appealed the Staff’s determination to the Panel at an oral hearing on May 20, 2025, and the Panel denied the Company’s request for an exception to cure its listing deficiencies.

The Company has 15 days after the date of the Panel’s decision to request that the Nasdaq Listing and Hearing Review Council (the “Council”) review the decision, or the Council may, on its own motion, determine to review the Panel’s decision within 45 calendar days after issuance of the written decision.

As a result of the suspension in trading and expected delisting, there may be a very limited market in which the Company’s shares are traded, the Company’s stockholders may find it difficult to sell their shares of the Company and the trading price of the Company’s securities, if any, may be adversely affected.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2025	PHOENIX MOTOR INC.

	By:	/s/ Xiaofeng Denton Peng
	Name:	Xiaofeng Denton Peng
	Title:	Chief Executive Officer and Chairman of the Board